UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Jackson Financial Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(I)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86808-P45572 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. JACKSON FINANCIAL INC. 2026 Annual Meeting Vote by May 20, 2026 11:59 PM EDT You invested in JACKSON FINANCIAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2026 9:30 A.M. Eastern Daylight Time. Get informed before you vote View the Notice and Proxy Statement and the Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Annual Meeting* May 21, 2026 9:30 A.M. Eastern Daylight Time 1 Corporate Way Lansing, Michigan JACKSON FINANCIAL INC. 1 CORPORATE WAY LANSING, MI 48951 UNITED STATES

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V86809-P45572 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Lily Fu Claffee For 1b. Gregory T. Durant For 1c. Steven A. Kandarian For 1d. Derek G. Kirkland For 1e. Drew E. Lawton For 1f. Martin J. Lippert For 1g. Russell G. Noles For 1h. Laura L. Prieskorn For 1i. Esta E. Stecher For 2. Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 2026 For 3. Non-binding, Advisory Vote to approve executive compensation For NOTE: Such other business as may properly come before the meeting and any postponements and adjournments thereof.